UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2005

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 8, 2005, the Compensation Committee of the Board of Directors of COMSYS IT Partners, Inc., also referred to as COMSYS, approved a merit-based increase in the base salary for Michael T. Willis, Chairman of the Board, Chief Executive Officer and President of COMSYS, for the fiscal year ending January 1, 2006 from $425,000 to $500,000. Mr. Willis’ employment agreement, filed with the Securities and Exchange Commission as Exhibit 10.15 to COMSYS’ Annual Report on Form 10-K on April 1, 2005, contemplates an annual increase in base salary as determined by the Compensation Committee.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: June 13, 2005	By:	/s/ Margaret G. Reed
	Name:	Margaret G. Reed
	Title:	Senior Vice President, General Counsel and Corporate Secretary